Exhibit 10.1 1 CENTRAL BANCOMPANY, INC. PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD ISSUED PURSUANT TO THE CENTRAL BANCOMPANY, INC. 2025 EQUITY INCENTIVE PLAN This RESTRICTED STOCK UNIT AWARD (the “Award”) is made and entered into as of the Grant Date set forth below by and between Central Bancompany, Inc. (the “Company”), a Missouri corporation, and «Grantee» (the “Grantee”). Upon and subject to the Additional Terms and Conditions and Annex A, each attached hereto and incorporated herein by reference as part of this Award, and pursuant to the terms of the Central Bancompany, Inc. 2025 Equity Incentive Plan (the “Plan”), the Company hereby awards to the Grantee as of the Grant Date the restricted stock units (the “Restricted Stock Units”) described below in consideration of the Grantee’s service to the Company. Capitalized terms not defined in this Award have the meanings as set forth in the Plan. A. Grant Date: «Grant_Date». B. Plan Under Which Granted: Central Bancompany, Inc. 2025 Equity Incentive Plan. C. Restricted Stock Units: ____ (the “Target Number”). The number of Restricted Stock Units that will actually vest will range from [0% to 200%] of the Target Number ([200%] of the Target Number, the “Maximum Award”), as determined based on achievement of the performance metrics set forth in Annex A. D. Consideration Paid: The Grantee has not paid any cash consideration for the issuance of the Restricted Stock Units and the Restricted Stock Units have been granted as consideration of the Grantee’s service to the Company. E. Performance Period: [__________] to [__________] (the “Performance Period”). F. Vesting: (i) The number of Restricted Stock Units that will be earned at the end of the Performance Period (or, if earlier, through the date of a Change of Control) will be determined based on achievement of the performance metrics set forth in Annex A. Provided that the Grantee provides continuous Employment for the Company and its Subsidiaries, the Restricted Stock Units shall vest on [the date the Committee determines the number of Earned PSUs (as defined in Annex A), which shall be within [60] days following the end of the Performance Period] (each date on which any Restricted Stock Units vest, a “Vesting Date”). Fractional shares shall not be issued upon the vesting of Restricted Stock Units. If, upon the vesting of Restricted Stock Units, the Grantee would be entitled to receive a fractional interest in a Share, the Company shall, upon such vesting, round the Vested Shares to the nearest whole number of shares, provided however, that the total

2 number of shares issued shall not exceed the number of shares set forth in Paragraph C above. (ii) Any Restricted Stock Units that have not vested at the time of the Grantee’s termination of Employment with the Company and all of its Subsidiaries for any reason other than those described in Clauses [(iii), (iv) and (v)] below shall be forfeited. (iii) [In the event of the Grantee’s termination of Employment with the Company and all of its Subsidiaries due to the Grantee’s Qualified Retirement, any Restricted Stock Units that have not been previously forfeited as of the date of such termination of Employment will remain outstanding following such Qualified Retirement and will vest based on actual performance as determined by the Committee in a prorated number of the Earned PSUs based on the Grantee’s termination of Employment relative to the length of the Performance Period, on the condition that, during the remaining Performance Period following such termination of Employment, the Grantee does not violate any Restrictive Covenant or engage in conduct amounting to fraud or misrepresentation that would be reasonably expected to cause harm to the Company or any of its Subsidiaries (“Fraudulent Conduct”). If the Grantee violates any Restrictive Covenant during the Performance Period, engages in any Fraudulent Conduct during the Performance Period or the Company discovers during the Performance Period that the Grantee has violated any Restrictive Covenant or engaged in Fraudulent Conduct at any time during his or her period of Employment, all Restricted Stock Units that have not vested at the time of such violation, Fraudulent Conduct or discovery shall be forfeited. (iv) In the event of the Grantee’s termination of Employment due to the Grantee’s death or disability (as defined in the Company’s applicable long-term disability plan), any Restricted Stock Units that have not been previously forfeited as of the date of such termination of Employment will become vested at 100% of the Target Number. (v) In the event of the Grantee’s termination of Employment with the Company and all of its Subsidiaries by the Company or any of its Subsidiaries without Cause, any Restricted Stock Units that have not been previously forfeited as of the date of such termination of Employment will remain outstanding following such termination of Employment and will vest based on actual performance as determined by the Committee in a prorated number of the Earned PSUs based on the Grantee’s termination of Employment relative to the length of the Performance Period, on the condition that, during the remaining Performance Period following such termination of Employment, the Grantee does not violate any Restrictive Covenant or engage in Fraudulent Conduct. If the Grantee violates any Restrictive Covenant during the Performance Period, engages in any Fraudulent Conduct during the Performance Period or the Company discovers during the Performance Period that the Grantee has violated any Restrictive Covenant or engaged in Fraudulent Conduct at any time during his or her period of Employment, all Restricted Stock Units that have not vested at the time of such violation, Fraudulent Conduct or discovery shall be forfeited.]

3 IN WITNESS WHEREOF, the Company and the Grantee have signed this Award acknowledging and agreeing to the provisions of the Award, the Terms and Conditions and the Plan, as of the Grant Date set forth above. CENTRAL BANCOMPANY, INC.: GRANTEE: By: By: Title: Name: «Grantee» Date: Date:

4 ADDITIONAL TERMS AND CONDITIONS OF THE CENTRAL BANCOMPANY, INC. RESTRICTED STOCK UNIT AWARD 1. Delivery of Restricted Stock Units. (a) When the Restricted Stock Units vest, the Company or the Share Custodian, as the case may be, shall deliver one Share for each Restricted Stock Unit within sixty (60) days following the applicable Vesting Date (the Shares so delivered, the “Vested Shares”) to the Grantee or, at the Company’s election, to a broker designated by the Company (the “Designated Broker”) by book entry transfer for the benefit of an account established in the name of the Grantee, in either case, to the extent applicable, reduced by any Restricted Stock Units withheld and returned to the Company pursuant to Section 2(a) below (such reduced number of Vested Shares are referred to in this Section 1(b) as the “Net Vested Shares”). At any time after receipt by the Designated Broker, the Grantee may require that the Designated Broker deliver the Net Vested Shares to the Grantee pursuant to such arrangements or agreements as may exist between the Designated Broker and the Grantee. (b) Delivery of Vested Shares under this Agreement will comply with all applicable laws (including, the requirements of the Securities Act and Section 409A), and the applicable requirements of any securities exchange or similar entity. 2. Tax Withholding. (a) Upon the Vesting Date, the actual number of Shares to be delivered shall be reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the Stock, determined as of the applicable Vesting Date or delivery date (as applicable), is sufficient to satisfy the amount of the tax withholding obligations imposed by reason of the vesting of the Restricted Stock Units on the applicable Vesting Date and or delivery of the Vested Shares on the applicable delivery date, based on the applicable tax withholding requirements under federal, state and local law in connection with the vesting event. (b) In lieu of a reduction in the number of Vested Shares as described in Section 2(a), upon at least thirty (30) days’ prior written notice to the Company or a Subsidiary in a form reasonably satisfactory to the Company, the Grantee may elect to receive all Vested Shares on the delivery date and pay the withholding tax obligations, as applicable, either in cash or in a certified check payable to the Company or its Subsidiary (or via other conveyance acceptable to the Company and permitted by applicable law) in the amount of all tax withholding obligations imposed by reason of the vesting of the Restricted Stock Units. 3. Right to Receive Dividend Equivalents. The Grantee shall be entitled to dividends or other distributions paid or made on Shares corresponding to the Restricted Stock Units granted hereunder but only as and when the Restricted Stock Units vest. Dividends paid

5 on Shares corresponding to Restricted Stock Units will be held by the Company in the form of Dividend Equivalents and transferred to the Grantee, without interest, on such date as the Restricted Stock Units are delivered and subject to the same vesting terms. Dividend Equivalents corresponding to Restricted Stock Units that are forfeited shall be retained by the Company. 4. Rights of Grantee; (a) Rights of Grantee. The Grantee will have only the rights of a general unsecured creditor of the Company, and not as a shareholder, until delivery of Shares. 5. Restrictions on Transfer of Restricted Stock Units. (a) General Restrictions. The Grantee shall not have the right to make or permit to exist any transfer or hypothecation, whether outright or as security, with or without consideration, voluntary or involuntary, of all or any part of any right, title or interest in or to any Restricted Stock Units. Any such disposition not made in accordance with this Award shall be deemed null and void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with this Award, and any Restricted Stock Units so transferred will continue to be bound by this Award. 6. Restrictive Covenants.1 (a) Confidential Information. The Grantee agrees (i) to hold Confidential Information in strictest confidence; (ii) not to use, duplicate, reproduce, distribute, disclose or otherwise disseminate Confidential Information or any physical embodiments of Confidential Information to any unauthorized recipient; and (iii) not to take any action causing or fail to take any action necessary in order to prevent any Confidential Information from losing its character or ceasing to qualify as Confidential Information or a Trade Secret. (b) Protected Activity. Notwithstanding Section 6(a) above or any provision of this Award or any other agreement the Grantee executes to the contrary, there shall be no restriction on the Grantee’s ability to initiate communications directly with, provide information to, respond to any inquiries from, or report possible violations of law or regulation to any governmental entity or self-regulatory authority, or to file a charge with or participate in an investigation conducted by any governmental entity or self-regulatory authority, and the Grantee does not need the Company’s or any of its Subsidiaries’ permission to do so. In addition, it is understood that this Agreement shall not require the Grantee to notify the Company or any of its Subsidiaries of a request for information from any governmental entity or self-regulatory authority that is not directed to the Company or any of its Subsidiaries or of the Grantee’s decision to file a charge or complaint with or participate in an investigation conducted by any governmental entity or self-regulatory authority. Notwithstanding the foregoing, the Grantee recognizes that, in 1 Drafting Note: To be updated as required to reflect applicable state law.

6 connection with the provision of information to any governmental entity or self- regulatory authority, the Grantee must inform such governmental entity or self-regulatory authority that the information the Grantee is providing is confidential. Despite the foregoing, the Grantee is not permitted to reveal to any third party, including any governmental entity or self-regulatory authority, information the Grantee comes to learn during the Grantee’s service to the Company that is protected from disclosure by any applicable privilege, including but not limited to the attorney-client privilege or attorney work product doctrine. Each of the Company and its Subsidiaries does not waive any applicable privileges or the right to continue to protect its privileged attorney-client information, attorney work product, and other privileged information. In addition, the Grantee is hereby notified that the U.S. Defend Trade Secrets Act of 2016, 18 U.S.C. §1833 provides that an individual cannot be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made: (A) in confidence to federal, state or local government officials, either directly or indirectly, or to an attorney, and is solely for the purpose of reporting or investigating a suspected violation of the law; (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal; or (C) to the individual’s attorney in connection with a lawsuit for retaliation for reporting a suspected violation of law (and the trade secret may be used in the court proceedings for such lawsuit) as long as (x) any document containing the trade secret is filed under seal and (y) the trade secret is not disclosed except pursuant to court order. Nothing in this Agreement, any other agreement executed by the Grantee, or any the Company policy is intended to conflict with this statutory protection. This Section 6(b) shall survive for so long as is permitted by applicable law. (c) Noncompetition. The Grantee agrees that during the Grantee’s Employment and during any continuation of the Performance Period following a Qualified Retirement or termination of Employment without Cause, the Grantee will not provide services substantially similar to those services performed for the Company or any Subsidiary, directly or indirectly, to any competitor of the Company or any Subsidiary located in any geographic region in which the Grantee was providing services for the Company within the two (2) year period immediately preceding the last day of the Grantee’s Employment. (d) Customer Nonsolicitation. For the purpose of protecting the customer relationships and goodwill of the Company and its Subsidiaries, the Grantee agrees that during the Grantee’s Employment and for one (1) year following a termination of Employment (other than a Qualified Retirement) or during the continuation of the Performance Period following a Qualified Retirement or termination of Employment without Cause, as applicable, the Grantee will not (except on behalf of or with the prior written consent of the Company or one of its Subsidiaries) on the Grantee’s own behalf or in the service or on behalf of others, (i) solicit, divert or take away or attempt to solicit, divert or take away, from the Company or any of its Subsidiaries, any business from any of the customers of the Company or its Subsidiaries with whom the Grantee had material contact or about whom the Grantee acquired Trade Secrets or other Confidential Information during his or her employment by or service with the Company or a

7 Subsidiary or (ii) cause or attempt to cause any customers to terminate or reduce their existing relationships with the Company or its Subsidiaries. (e) Employee Nonsolicitation. The Grantee agrees that, during the Grantee’s Employment and for one (1) year following a termination of Employment (other than a Qualified Retirement) or during the continuation of the Performance Period following a Qualified Retirement or termination of Employment without Cause, as applicable, the Grantee will not (except on behalf of or with the prior written consent of the Company or one of its Subsidiaries) on the Grantee’s own behalf or in the service or on behalf of others, solicit, recruit or hire away or attempt to solicit, recruit or hire away, any employee who was employed by the Company or any of its Subsidiaries on the last day of the Grantee’s Employment or within the six (6) months preceding the last day of the Grantee’s Employment and who acquired Confidential Information or Trade Secrets about the Company or its Subsidiaries as part of his or her employment. 7. Clawback. The applicable terms of any Company clawback or similar policy and any amendment thereto, regardless of when adopted, are deemed incorporate by reference herein. The Grantee’s acceptance of this Award will constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of any applicable Company clawback or similar policy that may apply to the Grantee, whether adopted before or after the Grant Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Grantee’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action. 8. Governing Laws. This Award shall be construed, administered and enforced according to the laws of the State of Missouri; provided, however, no Restricted Stock Units shall be issued and no Shares shall be delivered except, in the reasonable judgment of the Board of Directors, in compliance with exemptions under applicable state securities laws of the state in which the Grantee resides, and/or any other applicable securities laws. 9. Successors. This Award and the terms of the Plan shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties. 10. Notice. All notices, requests, waivers and other communications required or permitted hereunder shall be in writing and shall be either personally delivered, sent by facsimile or by reputable overnight courier service or mailed by first class mail, return receipt requested, to the recipient at the address below indicated: If to the Company: Central Bancompany, Inc. 238 Madison Street Jefferson City, Missouri 65101 Attn: General Counsel If to the Grantee: As reflected in the then current personnel records of the Company

8 or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. All such notices, requests, waivers and other communications shall be deemed to have been effectively given: (a) when personally delivered to the party to be notified; (b) when sent by confirmed facsimile to the party to be notified; (c) five (5) business days after deposit in the United States Mail postage prepaid by certified or registered mail with return receipt requested at any time other than during a general discontinuance of postal service due to strike, lockout, or otherwise (in which case such notice, request, waiver or other communication shall be effectively given upon receipt) and addressed to the party to be notified as set forth above; or (d) two (2) business days after deposit with a national overnight delivery service, postage prepaid, addressed to the party to be notified as set forth above with next-business-day delivery guaranteed. A party may change its, his or her notice address given above by giving the other party ten (10) days’ written notice of the new address in the manner set forth above. 11. Severability. In the event that any one or more of the provisions or portion thereof contained in this Award or the Plan shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Award or the Plan, and this Award and the Plan shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein. 12. Entire Agreement. This Award, together with the Plan, expresses the entire understanding and agreement of the parties with respect to the subject matter. This Award may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. 13. Headings and Capitalized Terms. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Award. 14. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Award, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. 15. No Right to Continued Service. The grant of the Award made pursuant to this Award shall not be construed as giving the Grantee the right to any continued service relationship with the Company or any Subsidiary. 16. Compliance with Applicable Law. This Award is intended to comply with all applicable Federal, state, and local laws, rules, and regulations. 17. Definitions. As used in this Award, the capitalized words and phrases set forth below shall have the meanings thereafter ascribed: (a) “Confidential Information” means all intellectual property of the Company and its Subsidiaries, all Trade Secrets, and all other non-public information of the Company and its Subsidiaries relating to the business of the Company and its

9 Subsidiaries, including but not limited to all non-public information regarding the Company’s and its Subsidiaries’: organization, operations, and management; revenues, expenses and finances; existing and prospective contracts and business arrangements; policies and procedures; employees and contractors, including payroll, medical and other personnel records; customers, including customer lists and customer needs and preferences; vendors and service providers; business and marketing plans and strategies; data and datasets; software, hardware and information systems; patents, trademarks and other intellectual property. Confidential Information does not include specific information that has become generally publicly known through no fault of the Grantee. (b) “Qualified Retirement” means the termination of Employment on or after (A) the date on which the Grantee attains age fifty-five (55) and has completed at least ten (10) Years of Service or (B) the date on which the Grantee attains age sixty-five (65) without regard to Years of Service; provided that the following conditions are satisfied: (i) the Grantee provides at least twelve (12) months’ prior written notice to the Grantee’s direct supervisor of the Grantee’s intent to retire; (ii) the Company does not provide the Grantee with written notice on or before the anticipated date of the Qualified Retirement that the Company intends to or has grounds to terminate the Grantee’s Employment with the Company or a Subsidiary for Cause; and (iii) the Grantee continues to perform his or her duties and responsibilities to the satisfaction of the Company or its Subsidiary, as applicable, and cooperates in the transition of his or her duties until the date of termination. (c) “Restrictive Covenant” means any covenants contained in Section 6 of this Award and any other similar restrictive covenant contained in any other agreement by and between the Company or one of its Subsidiaries and the Grantee. (d) “Trade Secrets” means “trade secrets” as defined in “The Missouri Uniform Trade Secrets Act” (RSMo 417.450, et. seq.)